                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06105

                   Oppenheimer Quest International Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: November 30

                      Date of reporting period: 08/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                                    Shares            Value
                                                                 ------------     -------------
COMMON STOCKS--93.8%
CONSUMER DISCRETIONARY--23.5%
AUTOMOBILES--5.8%
Bayerische Motoren Werke (BMW) AG, Preference                         377,701     $  11,479,286
Hyundai Motor Co. Ltd., Preference                                    410,080        14,365,442
Toyota Motor Corp.                                                    204,203         8,708,083
                                                                                  -------------
                                                                                     34,552,811
HOTELS, RESTAURANTS & LEISURE--1.4%
Emperor Entertainment Hotel Ltd.                                   44,540,693         4,482,545
Enterprise Inns plc                                                 1,318,585         3,565,484
                                                                                  -------------
                                                                                      8,048,029
HOUSEHOLD DURABLES--5.5%
Barratt Developments plc(1)                                         2,470,930         9,839,211
First Juken Co. Ltd.(2)                                             2,071,800        12,431,146
Haseko Corp.(1)                                                     9,092,549        10,180,850
                                                                                  -------------
                                                                                     32,451,207
LEISURE EQUIPMENT & PRODUCTS--0.6%
Sega Sammy Holdings, Inc.                                             258,989         3,378,964
MEDIA--4.6%
British Sky Broadcasting Group plc                                    488,013         4,320,267
Societe Television Francaise 1                                        793,493        12,883,344
Vivendi SA                                                            199,406         5,680,244
Yell Group plc(1)                                                   6,134,430         4,555,998
                                                                                  -------------
                                                                                     27,439,853
SPECIALTY RETAIL--2.5%
Aoyama Trading Co.                                                    267,653         4,961,864
Dickson Concepts International Ltd.                                13,009,301         6,378,384
Otsuka Kagu Ltd.                                                      339,540         3,386,277
                                                                                  -------------
                                                                                     14,726,525
TEXTILES, APPAREL & LUXURY GOODS--3.1%
Aksa Akrilik Kimya Sanayii AS(1, 2)                                 7,025,812         6,791,166
Asics Corp.                                                           536,760         5,278,188
Christian Dior SA                                                      67,370         6,243,078
                                                                                  -------------
                                                                                     18,312,432
CONSUMER STAPLES--5.8%
FOOD & STAPLES RETAILING--1.4%
Tesco plc(3)                                                        1,345,469         8,233,542
FOOD PRODUCTS--2.9%
Chaoda Modern Agriculture (Holdings) Ltd.                           6,528,000         3,874,459
Nestle SA                                                             317,566        13,189,681
                                                                                  -------------
                                                                                     17,064,140
PERSONAL PRODUCTS--1.5%
Coreana Cosmetics Co. Ltd.(1, 2)                                    5,312,071         5,146,614
Pacific Corp.                                                          33,418         3,866,523
                                                                                  -------------
                                                                                      9,013,137


                 1 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                                    Shares            Value
                                                                 ------------     -------------
ENERGY--8.2%
ENERGY EQUIPMENT & SERVICES--3.4%
Petroleum Geo-Services ASA(1)                                       1,076,580     $   8,595,725
Seabird Exploration Ltd.(1, 2)                                      5,436,878         1,680,503
Shinko Plantech Co. Ltd.                                              988,600         9,488,195
                                                                                  -------------
                                                                                     19,764,423
OIL, GAS & CONSUMABLE FUELS--4.8%
Eni SpA                                                               413,981         9,816,277
Esso (Thailand) Public Co. Ltd.                                    28,037,800         5,866,440
Tatneft, Preference                                                 3,727,880         5,104,019
Total SA                                                              135,494         7,789,800
                                                                                  -------------
                                                                                     28,576,536
FINANCIALS--16.2%
CAPITAL MARKETS--0.4%
Ichiyoshi Securities Co. Ltd.                                         349,188         2,457,832
COMMERCIAL BANKS--2.9%
Anglo Irish Bank Corp. plc(1, 4)                                      563,278             8,075
Bank of Ireland(1)                                                    867,254         3,382,821
Credit Agricole SA                                                    424,917         7,870,413
National Bank of Greece SA(1)                                         184,431         5,807,590
                                                                                  -------------
                                                                                     17,068,899
CONSUMER FINANCE--1.9%
International Personal Finance plc                                  4,667,751        11,531,268
DIVERSIFIED FINANCIAL SERVICES--0.5%
RHJ International Ltd.(1)                                             406,633         3,112,969
INSURANCE--6.6%
Aegon NV(1)                                                         1,123,922         8,514,201
Fondiaria-Sai SpA                                                   1,247,199        14,581,111
Swiss Reinsurance Co.                                                 339,409        15,747,913
                                                                                  -------------
                                                                                     38,843,225
REAL ESTATE INVESTMENT TRUSTS--2.9%
DA Office Investment Corp.                                                722         2,288,208
Japan Hotel and Resort, Inc.                                            1,001         1,497,215
Japan Office Investment Corp.                                           1,924         2,098,721
Japan Rental Housing Investments, Inc.                                  1,512         1,681,805
Japan Single-Residence REIT                                             1,905         2,110,752
LCP Investment Corp.                                                    2,206         2,155,028
Nippon Commercial Investment Corp.                                        557         1,000,864
Prospect Residential Investment Corp.                                   1,946         2,354,859
TGR Investment, Inc.                                                    1,544         1,825,096
                                                                                  -------------
                                                                                     17,012,548
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.0%
Eurocastle Investment Ltd.(1)                                         384,353           275,506
Shanghai Forte Land Co. Ltd.                                       19,051,281         5,358,630
                                                                                  -------------
                                                                                      5,634,136
HEALTH CARE--3.6%
HEALTH CARE PROVIDERS & SERVICES--1.0%
Mediceo Paltac Holdings Co. Ltd.                                      433,768         6,204,677


                 2 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                                    Shares            Value
                                                                 ------------     -------------
PHARMACEUTICALS--2.6%
GlaxoSmithKline plc                                                   196,524     $   3,848,770
Sanofi-Aventis SA                                                     169,804        11,519,232
                                                                                  -------------
                                                                                     15,368,002
INDUSTRIALS--14.2%
AEROSPACE & DEFENSE--1.6%
Safran SA                                                             513,385         9,431,758
AIRLINES--6.2%
Deutsche Lufthansa AG                                                 566,648         9,138,960
Jazz Air Income Fund                                                4,449,992        14,105,021
Turk Hava Yollari Anonim Ortakligi                                  6,982,090        13,404,719
                                                                                  -------------
                                                                                     36,648,700
COMMERCIAL SERVICES & SUPPLIES--2.1%
Sperian Protection                                                    164,572        12,393,507
CONSTRUCTION & ENGINEERING--1.3%
Joongang Construction Co. Ltd.(1, 2)                                  544,447         2,790,024
Vinci SA                                                               97,429         5,243,976
                                                                                  -------------
                                                                                      8,034,000
MARINE--2.4%
Shun Tak Holdings Ltd.                                             21,159,000        14,114,281
PROFESSIONAL SERVICES--0.3%
Assystem                                                              170,236         1,669,315
TRANSPORTATION INFRASTRUCTURE--0.3%
Master Marine AS(1, 2, 4)                                             115,700            48,067
Master Marine AS, Legend Shares(1, 2, 4)                            3,878,400         1,611,274
                                                                                  -------------
                                                                                      1,659,341
INFORMATION TECHNOLOGY--8.6%
COMMUNICATIONS EQUIPMENT--0.9%
Nokia Oyj                                                             390,469         5,471,693
COMPUTERS & PERIPHERALS--4.4%
Fujitsu Ltd.                                                          633,597         4,262,566
Gemalto NV(1)                                                         169,897         7,063,413
Japan Digital Laboratory Co. Ltd.(2)                                1,071,521        14,901,109
                                                                                  -------------
                                                                                     26,227,088
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
A&D Co. Ltd.                                                        1,104,616         7,087,580
IT SERVICES--1.0%
Alten SA(1)                                                           166,600         3,944,432
Altran Technologies SA(1)                                             558,920         2,023,745
                                                                                  -------------
                                                                                      5,968,177
OFFICE ELECTRONICS--1.1%
Canon, Inc.                                                           168,246         6,412,170
MATERIALS--4.1%
CHEMICALS--1.8%
Arkema                                                                113,797         3,711,446
Ohara, Inc.                                                           429,900         6,792,056
                                                                                  -------------
                                                                                     10,503,502


                 3 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                                    Shares            Value
                                                                 ------------     -------------
METALS & MINING--2.3%
ArcelorMittal                                                         192,158     $   6,930,789
Hindalco Industries Ltd.(1)                                         3,144,100         6,825,901
                                                                                  -------------
                                                                                     13,756,690
TELECOMMUNICATION SERVICES--7.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.6%
Cable & Wireless plc                                                1,109,847         2,665,734
France Telecom SA(5)                                                  456,031        11,597,887
Telecom Italia SpA                                                 11,580,710        13,115,751
                                                                                  -------------
                                                                                     27,379,372
WIRELESS TELECOMMUNICATION SERVICES--3.2%
KDDI Corp.                                                              2,203        12,524,310
Vodafone Group plc                                                  2,894,421         6,257,494
                                                                                  -------------
                                                                                     18,781,804
UTILITIES--1.8%
ELECTRIC UTILITIES--1.8%
Okinawa Electric Power Co. (The)                                       94,587         5,631,510
RusHydro(1)                                                       146,892,260         5,125,805
                                                                                  -------------
                                                                                     10,757,315
                                                                                  -------------
Total Common Stocks (Cost $587,976,447)                                             555,091,448

                                                                   Principal
                                                                    Amount
                                                                 ------------
CONVERTIBLE CORPORATE BONDS AND NOTES--2.0%
AED Oil Ltd., 6.50% Cv. Unsec. Unsub. Nts., 2/23/12(4)           $ 11,500,000        10,177,500
Master Marine AS, 2.64% Cv. Nts., 5/16/12(2, 4)                    20,227,980 NOK     1,344,588
                                                                                  -------------
Total Convertible Corporate Bonds and Notes (Cost $15,503,800)                       11,522,088
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Cattles plc, 7.875% Nts., 1/17/14(4, 6) (Cost $1,694,174)           5,129,000 GBP       793,226

                                                                    Shares
                                                                 ------------
STRUCTURED SECURITIES--0.8%
Morgan Stanley & Co. International plc, Ryanair Holdings plc
   Equity Linked Securities, Exp. 1/14/10 (Cost $5,690,517)         1,025,000         4,573,111
INVESTMENT COMPANY--4.6%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.33%(2, 7) (Cost $27,431,956)                                  27,431,956        27,431,956
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned)
   (Cost $638,296,894)                                                              599,411,829
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
   LOANED--2.0%(8)
OFI Liquid Assets Fund, LLC, 0.50% (2, 7) (Cost $11,777,600)       11,777,600        11,777,600


                 4 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                                                      Value
                                                                                  -------------
TOTAL INVESTMENTS, AT VALUE (COST $650,074,494)                         103.3%      611,189,429
Liabilities in Excess of Other Assets                                    (3.3)      (19,294,310)
                                                                        -----     -------------
Net Assets                                                              100.0%    $ 591,895,119
                                                                        =====     =============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

GBP British Pound Sterling

NOK Norwegian Krone

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES/                                    SHARES/
                                                       PRINCIPAL                                  PRINCIPAL
                                                        AMOUNT                                     AMOUNT
                                                     NOVEMBER 30,      GROSS          GROSS      AUGUST 31,
                                                         2008        ADDITIONS      REDUCTIONS      2009
                                                     ------------   -----------    -----------   ----------
Aksa Akrilik Kimya Sanayii AS(a)                      10,514,958      6,172,461(b)   9,661,607    7,025,812
Coreana Cosmetics Co. Ltd.                             5,312,071             --             --    5,312,071
First Juken Co. Ltd.                                   2,606,800             --        535,000    2,071,800
Japan Digital Laboratory Co. Ltd.(a)                   1,759,221         48,200        735,900    1,071,521
Joongang Construction Co. Ltd.                           379,275        206,622         41,450      544,447
Master Marine AS                                         115,700             --             --      115,700
Master Marine AS, 2.64% Cv. Nts., 5/6/12 [NOK]        19,083,000      1,144,980             --   20,227,980
Master Marine AS, Legend Shares                        3,878,400             --             --    3,878,400
OFI Liquid Assets Fund, LLC                            3,005,586    139,901,097    131,129,083   11,777,600
Oppenheimer Institutional Money Market Fund, Cl. E     3,903,525    218,252,748    194,724,317   27,431,956
Seabird Exploration Ltd.(a)                            5,440,278        742,200        745,600    5,436,878

                                                                                  REALIZED
                                                        VALUE        INCOME         GAIN
                                                     -----------    --------    -----------
Aksa Akrilik Kimya Sanayii AS(a)                     $        --(c) $     --    $ 7,298,708
Coreana Cosmetics Co. Ltd.                             5,146,614          --             --
First Juken Co. Ltd.                                  12,431,146      62,945      4,597,718
Japan Digital Laboratory Co. Ltd.(a)                          --(c)       --      2,802,545
Joongang Construction Co. Ltd.                         2,790,024          --        438,863
Master Marine AS                                          48,067          --             --
Master Marine AS, 2.64% Cv. Nts., 5/6/12 [NOK]         1,344,588          --             --
Master Marine AS, Legend Shares                        1,611,274          --             --
OFI Liquid Assets Fund, LLC                           11,777,600     483,327(d)          --
Oppenheimer Institutional Money Market Fund, Cl. E    27,431,956      76,588             --
Seabird Exploration Ltd.(a)                                   --(c)       --      3,886,966
                                                     -----------    --------    -----------
                                                     $62,581,269    $622,860    $19,024,800
                                                     ===========    ========    ===========

(a.) No longer an affiliate as of August 31, 2009.

(b.) All or a portion is the result of a corporate action.

(c.) The security is no longer an affiliate, therefore, the value has been excluded from this table.

(d.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(3.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(4.) Illiquid security. The aggregate value of illiquid securities as of August
     31, 2009 was $13,982,730, which represents 2.36% of the Fund's net assets. See accompanying Notes.

(5.) Partial or fully-loaned security.

(6.) Represents the current interest rate for a variable or increasing rate security.

(7.) Rate shown is the 7-day yield as of August 31, 2009.


                 5 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

(8.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of August 31, 2009 based on valuation input level:

                                                                    LEVEL 2--
                                                                      OTHER        LEVEL 3--
                                                    LEVEL 1--      SIGNIFICANT    SIGNIFICANT
                                                    UNADJUSTED     OBSERVABLE    UNOBSERVABLE
                                                  QUOTED PRICES      INPUTS         INPUTS          VALUE
                                                  -------------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                          $ 75,990,922   $ 62,918,899      $   --      $138,909,821
   Consumer Staples                                  34,310,819             --          --        34,310,819
   Energy                                            11,496,780     36,844,179          --        48,340,959
   Financials                                        56,420,134     39,232,668       8,075        95,660,877
   Health Care                                       21,572,679             --          --        21,572,679
   Industrials                                       78,706,926      5,243,976          --        83,950,902
   Information Technology                            30,171,520     20,995,188          --        51,166,708
   Materials                                         10,537,347     13,722,845          --        24,260,192
   Telecommunication Services                        43,495,442      2,665,734          --        46,161,176
   Utilities                                          5,631,510      5,125,805          --        10,757,315
Convertible Corporate Bonds and Notes                        --     11,522,088          --        11,522,088
Non-Convertible Corporate Bonds and Notes                    --        793,226          --           793,226
Structured Securities                                        --      4,573,111          --         4,573,111
Investment Company                                   27,431,956             --          --        27,431,956
Investments Purchased with Cash Collateral from
   Securities Loaned                                 11,777,600             --          --        11,777,600
                                                   ------------   ------------      ------      ------------
Total Investments, at Value                         407,543,635   $203,637,719      $8,075      $611,189,429
OTHER FINANCIAL INSTRUMENTS:
Foreign Currency Exchange Contracts                          --         16,079          --            16,079
                                                   ------------   ------------      ------      ------------
Total Assets                                       $407,543,635   $203,653,798      $8,075      $611,205,508
                                                   ------------   ------------      ------      ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign Currency Exchange Contracts                $         --   $ (3,556,472)     $   --      $ (3,556,472)
                                                   ------------   ------------      ------      ------------
Total Liabilities                                  $         --   $ (3,556,472)     $   --      $ (3,556,472)
                                                   ------------   ------------      ------      ------------


                 6 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2009 ARE AS FOLLOWS:

                                                CONTRACT
                                                 AMOUNT                               UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL     (000'S)       DATE       VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   ----------    -------   -----------   ------------   ------------
BANK OF NEW YORK (THE):
Euro (EUR)                               Buy       1,253 EUR  9/1/09   $   795,899     $    --      $     3,996
Hong Kong Dollar (HKD)                   Buy       2,535 HKD  9/1/09       327,072          11               --
                                                                                       -------       ----------
                                                                                            11            3,996
                                                                                       -------       ----------
BROWN BROTHERS HARRIMAN:
British Pound Sterling (GBP)            Sell         466 GBP  9/1/09       758,658          --            3,378
Euro (EUR)                               Buy         184 EUR  9/2/09       263,310         720               --
Thailand Baht (THB)                      Buy      20,616 THB  9/1/09       606,182          89               --
                                                                                       -------       ----------
                                                                                           809            3,378
                                                                                       -------       ----------
DEUTSCHE BANK:
Euro (EUR)                              Sell      22,739 EUR 9/24/09    32,599,595          --        1,138,597
Japanese Yen (JPY)                      Sell   7,494,500 JPY 9/24/09    80,555,877          --        2,399,429
                                                                                       -------       ----------
                                                                                            --        3,538,026
                                                                                       -------       ----------
RBS GREENWICH CAPITAL:
British Pound Sterling (GBP)             Buy         830 GBP  9/2/09     1,351,523          --            5,688
British Pound Sterling (GBP)            Sell         158 GBP  9/2/09       257,182       1,082               --
Japanese Yen (JPY)                       Buy      72,292 JPY  9/2/09       776,919       4,727               --
Japanese Yen (JPY)                      Sell      79,784 JPY  9/2/09       857,431          --            5,216
                                                                                       -------       ----------
                                                                                         5,809           10,904
                                                                                       -------       ----------
UBS INVESTMENT BANK:
Japanese Yen (JPY)                       Buy     183,009 JPY  9/1/09     1,966,782       9,450               --
Japanese Yen (JPY)                      Sell       3,259 JPY  9/1/09        35,029          --              168
                                                                                       -------       ----------
                                                                                         9,450              168
                                                                                       -------       ----------
Total unrealized appreciation and
   depreciation                                                                        $16,079       $3,556,472
                                                                                       =======       ==========

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings            Value      Percent
-------------------        ------------   -------
Japan                      $141,099,925     23.1%
France                      109,065,590     17.8
United Kingdom               55,610,994      9.1
United States                39,209,556      6.4
Italy                        37,513,139      6.1
Switzerland                  28,937,594      4.7


                 7 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

Korea, Republic of South     26,168,603      4.3
Germany                      20,618,246      3.4
Turkey                       20,195,885      3.3
Hong Kong                    14,114,281      2.3
Canada                       14,105,021      2.3
Norway                       13,280,157      2.2
Bermuda                      10,860,929      1.8
Russia                       10,229,824      1.7
Australia                    10,177,500      1.7
The Netherlands               8,789,707      1.4
Ireland                       7,964,007      1.3
Luxembourg                    6,930,789      1.1
India                         6,825,901      1.1
Thailand                      5,866,440      1.0
Greece                        5,807,590      1.0
Finland                       5,471,693      0.9
China                         5,358,630      0.9
Cayman Islands                3,874,459      0.6
Belgium                       3,112,969      0.5
                           ------------    -----
Total                      $611,189,429    100.0%
                           ============    =====

NOTES TO FINANCIAL STATEMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.


                 8 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment


                 9 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


                 10 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of August 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $3,538,026. If a contingent feature would have been triggered as of August 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

ILLIQUID SECURITIES

As of August 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency


                 11 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of August 31, 2009, the Fund had on loan securities valued at $11,023,219. Collateral of $11,777,600 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 698,778,331
                                 =============
Gross unrealized appreciation    $  86,275,071
Gross unrealized depreciation     (174,019,574)
                                 -------------
Net unrealized depreciation      $ (87,744,503)
                                 =============


                 12 | Oppenheimer Quest International Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest International Value Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 10/09/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 10/09/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/09/2009